UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 2, 2012

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	7.01 Regulation FD Disclosure

On February 2, 2012, Caesars Entertainment Operating Company, Inc. (“CEOC”), a wholly owned subsidiary of Caesars Entertainment Corporation (the “Registrant”), announced its intent to seek amendments to its senior secured credit facilities to, among other things: (i) extend the maturity of up to $4.0 billion aggregate principal amount of B-1, B-2 and B-3 term loans held by consenting lenders (“Extending Term Lenders”) from January 28, 2015 to January 28, 2018 and increase the interest rate with respect to such extended term loans (“Extended Term Loans”); (ii) convert original maturity revolver commitments held by consenting lenders to Extended Term Loans and promptly following such conversion, repay Extended Term Loans held by any consenting lender in an amount equal to 10% of the amount of revolver commitments that such lender elected to convert; (iii) extend the maturity of original maturity revolver commitments held by consenting lenders who elect not to convert their commitments to term loans, from January 28, 2014 to January 28, 2017 and increase the interest rate and the undrawn commitment fee with respect to such extended revolver commitments and upon the effectiveness of such extension, terminate 20% of extended revolver commitments on a pro rata basis; and (iv) modify certain other provisions of the credit facilities. In connection with the proposed amendment, CEOC intends to raise up to $1.25 billion of senior secured indebtedness and use up to $1.0 billion of the net cash proceeds to repay a portion of the term loans held by each Extending Term Lender on a pro rata basis, with such repayment being applied, first, to such Extending Term Lender’s non-extended B-1, B-2 and B-3 term loans and, second, to such Extending Term Lender’s Extended Term Loans. The proposed amendment of the senior secured credit facilities and related transactions are subject to market and other conditions, and may not occur as described or at all.

The Registrant is disclosing under Item 7.01 of this Current Report on Form 8-K the foregoing information.

The Registrant is furnishing the information in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: February 2, 2012	By:	/s/ MICHAEL D. COHEN
Michael D. Cohen Senior Vice President, Deputy General Counsel and Corporate Secretary

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